                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) JUNE 20, 2002
                                                         --------------


                             STUDENT ADVANTAGE, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                        0-26074                04-3263743
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       (State or Other            (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)



     280 Summer Street,  Boston, MA                              02210
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (617) 912-2000
                                                   ----------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

     On January 1, 2002, we adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142), which addresses the financial accounting and reporting standards for goodwill and other intangible assets subsequent to their acquisition. This accounting standard requires that goodwill no longer be amortized, and instead, be tested for impairment on a periodic basis.

     In accordance with SFAS 142, we discontinued the amortization of goodwill effective January 1, 2002. A reconciliation of previously reported net loss and earnings per share, to the amounts adjusted for the exclusion of goodwill amortization, is set forth below (in millions, except per share amounts). These amounts are adjusted for each of the years and periods included in the Annual Report on Form 10-K for the year ended December 31, 2001 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.


                                          Three Months Ended
                                               March 31,                        Year Ended December 31,
                                        ----------------------        ----------------------------------------
                                          2002          2001             2001           2000            1999
                                        --------      --------        ---------      ---------       ---------
Reported net loss                       $ (7,561)     $ (9,015)       $ (35,788)     $ (28,722)      $ (19,871)
Add: Goodwill amortization                    --         1,068            4,822          4,566           1,015
                                        --------      --------        ---------      ---------       ---------
Adjusted net loss                       $ (7,561)     $ (7,947)       $ (30,966)     $ (24,156)      $ (18,856)

Basic and diluted earnings per share:
Reported earnings per share             $  (0.16)     $  (0.23)       $   (0.80)     $   (0.79)      $   (0.72)
Add:  Goodwill amortization                   --          0.03             0.10           0.13            0.03
                                        --------      --------        ---------      ---------       ---------
Adjusted earnings per share             $  (0.16)     $  (0.20)       $   (0.70)     $   (0.66)      $   (0.69)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       STUDENT ADVANTAGE, INC.
                                             (Registrant)


Date:  June 20, 2002                   By:  /s/ Raymond V. Sozzi, Jr.
                                          -------------------------------------
                                          Raymond V. Sozzi, Jr., Chief
                                          Executive Officer and President